Trade and Other Receivables and Prepayments	12 Months Ended
Feb. 29, 2024
Trade and Other Receivables and Prepayments [Abstract]
TRADE AND OTHER RECEIVABLES AND PREPAYMENTS

11. TRADE AND OTHER RECEIVABLES AND PREPAYMENTS

	As of February 29/28
Figures in Rand thousands	2024	2023

Trade receivables	554,107	485,740
Expected credit loss provision	(165,240)	(149,541)
	388,867	336,199
Other receivables
Deposits	500,646	11,811
Sundry debtors	24,656	24,739
Finance lease receivables	17,326	21,403
Subtotal	931,495	394,152

Prepayments	55,778	32,387
Other taxes	16,956	7,367
Total trade and other receivables and prepayments	1,004,229	433,906

Non-current	18,831	24,715
Current	985,398	409,191
	1,004,229	433,906

Short term deposit included in deposits amounted to ZAR 485.7 million are placed with a licensed bank for a term of 5 to 9 months and earns interests at the bank’s prevailing deposit rate.

During the year ended February 28, 2023, the Group entered into a finance leasing arrangement as a lessor for a machinery to a third party. The average term of finance leases entered into is five years. The following table shows the maturity analysis of the undiscounted lease payments to be received:

	As of February 29/28
Figures in Rand thousands	2024	2023

Maturities analysis
– within one year	4,438	4,078
– within two to four years	12,888	14,525
– over four years	-	2,800
Present value of lease payments	17,326	21,403

Non-current asset	12,888	17,325
Current asset	4,438	4,078
	17,326	21,403

The Group recognizes a loss allowance for expected credit losses on financial assets that are measured at amortized cost. The determination of the expected credit loss provision is calculated on a basis specific to each customer grouping and jurisdiction in which the Group operates and requires the use of estimates. Additional information regarding credit risk applicable to trade receivables is disclosed in Note 31.2 (a).

The Group has recognized a loss allowance of 100% (2023: 100%) against aged receivables, and debts are considered aged and not recoverable when they typically reach 360 or 450 days, depending on respective entities’ historical experiences.

With customers being afforded payment holidays and extended payment terms, the ageing profile of trade receivables has extended which in turn has resulted in the expected credit loss provision being increased. The method in providing for expected credit losses is consistent with prior years.

The average credit period extended to customers is 30 days (2023: 30 days). No interest is charged on outstanding trade receivables.

Credit quality of trade and other receivables

Information on credit quality of trade and other receivables is on Note 31.2 (a).

Reconciliation of the expected credit loss provision recognized with regard to trade and other receivables

	As of February 29/28
Figures in Rand thousands	2024	2023

At March 1	(149,541)	(161,683)
Allowance for expected credit losses, net	(109,422)	(87,541)
Amounts utilized	90,538	105,921
Translation adjustments	3,185	(6,238)
At February 29/28	(165,240)	(149,541)